Investor Presentation September 2017 Title Blue: 23,55,94 Orange: 230,175,109 Grey: 127,127,127 Light Blue: 114,164,183 Brown: 148,126,103

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements made during the course of this presentation relating to matters that are not historical facts are “forward-looking statements” based on management‟s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, failure of Holly Energy Partners to successfully close the recently announced transaction with affiliates of Plains All American Pipeline, L.P., or, once closed, integrate the operation of the assets with our existing operations, failure to receive required governmental approvals to close the transaction with Plains, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in HollyFrontier‟s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental and environmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, including to finance the transaction with Plains, the effectiveness of HollyFrontier‟s capital investments and marketing strategies, HollyFrontier‟s efficiency in carrying out construction projects, the ability of HollyFrontier to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any recent and future acquired operations, including PCLI, the possibility of terrorist attacks and the consequences of any such attacks, general economic conditions and other financial, operational and legal risks and uncertainties detailed from time to time in HollyFrontier‟s Securities and Exchange Commission filings. The forward- looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. HOLLYFRONTIER DISCLOSURE STATEMENT 2

EXECUTIVE SUMMARY •Inland Merchant Refiner •5 Refineries in the Mid Continent, Southwest and Rockies •457,000 barrels per day of Refining Capacity •Fleet Wide Crude Discount to WTI •Niche Premium Product Markets REFINING •Integrated Specialty Lubricants Producer •PCLI Lubricant Production Facility in Mississauga, Ontario •HFC Lubricant Production Facility in Tulsa, Oklahoma •Combined, Fourth Largest North American Base Oil Producer with 28,000 Barrels per Day of Lubricants Production •PCLI is the Largest North American Group III Base Oil Producer SPECIALTY LUBRICANTS •Operate Crude and Product Pipelines, loading racks, terminals and tanks in and around HFC‟s refining assets •Approximately 3,400 Pipeline miles including equity interest in Cheyenne, Frontier, Osage and SLC Pipelines •14 million barrels of crude & product storage •7 Loading Racks •8 Terminals MIDSTREAM 3

HOLLYFRONTIER INVESTMENT HIGHLIGHTS • 36% HEP ownership, including 2% GP interest and 34% of LP Units • Full Year 2016 HEP cash distributions to HFC of more than $105 million¹ SPECIALTY LUBRICANTS • Maintain investment grade rating • Target conservative balance sheet and strong liquidity CAPITAL STRUCTURE • Strong track record of returning excess cash to shareholders • Competitive dividend and total cash yield CAPITAL ALLOCATION 1) Q4 2015 through Q3 2016 quarterly LP and GP distributions announced and paid in 2016 • Petro-Canada Lubricants Inc. acquisition • HFC is the fourth largest North American lubricants producer with ˜28,000 barrels per day of high margin lubricants • Largest North American Group III Base Oil producer MIDSTREAM • Flexible refining system and fleet wide crude discount to WTI • Premium niche product markets versus Gulf Coast • Internal investment to drive growth and enhance returns REFINING 4

5 About Petro-Canada Lubricants Inc. • 15,600 BPD Lubricant Production Capacity • 6 sales offices • 4 warehouses • 21 third party-operated terminals worldwide • Export over 60% of production to more than 80 countries HOLLYFRONTIER FOOTPRINT | PCLI Expands Domestic and International Reach About the HollyFrontier Companies • 457,000 BPD Refining Capacity • 12,000 BPD Specialty Lubricants Production • Approximately 3,400 Pipeline miles • 75% UNEV ownership • 50% Cheyenne Pipeline ownership • 50% Frontier Pipeline ownership1 • 50% Osage Pipeline ownership • 25% SLC Pipeline ownership1 • 14 million barrels of crude & product storage • 7 Loading Racks and 8 Terminals HFC Lube Production PCLI Warehouse PCLI Terminal¹ PCLI Mississauga Global Lubricants Distribution • Canada • United States • Europe • China • South America • Central America PCLI Lube Production PCLI Warehouse PCLI Terminal¹ HFC Warehouse HFC Terminal 1) On 8/7/17 HEP signed definitive agreements to acquire the remaining interests in the Frontier and SLC pipelines. The transactions are subject to customary closing conditions

• Beneficiary of inland coastal crude discount across entire refining system • 100% of HFC‟s purchased crude barrels are “WTI” price based • Refinery location and configuration enables a fleet-wide crude slate discounted to WTI • Approximately 100,000 barrels per day Canadian, primarily Heavy sour crude • Approximately 150,000 barrels per day of Permian crude 1) Data from quarterly earnings calls PROXIMITY TO NORTH AMERICAN CRUDE PRODUCTION | Laid in Crude Advantage 6 -$5 -$4 -$4 -$3 -$3 -$2 -$2 -$1 -$1 $0 3Q16 4Q16 1Q17 2Q17 $ /b b l di s co u n t to W T I Laid in Crude Advantage under WTI1 Rockies MidCon Southwest Consolidated

1) Gulf Coast: CBOB Unleaded 84 Octane Spot Price, Group 3: Unleaded 84 Octane Spot Price, Chicago: Unleaded CBOB 84 Octane Spot Price, Denver: CBOB 81.5 Octane Rack Price, Phoenix: CBG 84 Octane Rack Price, SLC: CBOB 81.5 Octane Rack Price, Las Vegas: CBOB 84 Octane Rack Price. Source: GlobalView 2) Source: GlobalView HIGH VALUE PREMIUM PRODUCT MARKETS | Premium Product Pricing vs. Gulf Coast $2.67 $3.38 $7.60 $6.54 $8.17 $11.08 $- $5.00 $10.00 $15.00 $20.00 Group 3 vs GC Chicago vs GC Salt Lake vs GC Denver vs GC Phoenix vs GC Las Vegas vs GC $/ b ar re l Regional Gasoline Pricing vs Gulf Coast1 2012 2013 2014 2015 2016 Average $1.41 $1.72 $3.90 $4.84 $5.06 $7.61 $(4.00) $(2.00) $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Las Vegas vs GC Salt Lake vs GC $/ b ar re l Regional ULSD Pricing vs Gulf Coast2 2012 2013 2014 2015 2016 Average 7

BUSINESS IMPROVEMENT PLAN | Increasing Value from Existing Refinery Assets Target 2014 Baseline Target 2016 Baseline Full Year 2016 Achieved 2014 Refining EBITDA $ 1,168 HFC Indicator $ 18.06 $ 13.87 $ (666) Laid in Crude Advantage $ 3.29 $ 1.72 $ (243) RIN Cost $ 140 $ 240 $ (100) 2016 vs 2014 Impact on Base Business $ (1,009) Refinery Operations 245$ 205$ 97$ Reliability 90$ 60$ 18$ Operating Costs 105$ 105$ 55$ Turnaround Execution 50$ 40$ 24$ Optimization 90$ 100$ 105$ Capital Investment 365$ 260$ 84$ Large Capital 165$ 110$ 28$ Opportunity Capital 200$ 150$ 56$ Achieved OBIP 700$ 565$ 286$ 445$ 2016 Refining EBITDA (ex G&A) 447$ EBITDA ($MM) 2015-2018 Refinery Operations: Reliability: Target first quartile operational reliability Turnaround: Completing on time and on budget Operating Expense: Reducing controllable ex enses Optimization: Putting the right molecule in the right place at the right time, new opportunities offset impact of lower margin and crude spread environment. Opportunity Investment Progress: Pace and timing of Opportunity Capital determined by margin environment and outlook. Navajo Crude debottleneck during 1Q Turnaround  El Dorado Coker Yield deferred to 2019 8

• Global sales organization with locations in Canada, the US, Europe and China • Extensive Brand Portfolio • Perpetual and exclusive license for use of the Petro- Canada trademark in Lubricants • Brands include: PURITY, Puretol, Krystol, Duron, Supreme, Hydrex, Sentron, Turboflo, Vultrex, Enduratex, Paraflex, Puredrill, Purewax 9 Financial Details: • CAD$1,125MM purchase price (approximately US$845 MM) for Petro-Canada Lubricants Inc. • CAD$783MM (US$587MM) purchase price net of CAD$342MM (approximately US$257MM) working capital • Purchase funded with a combination of cash and debt • Immediately accretive transaction • Expected to generate US$100-200MM of annual EBITDA • 4x trailing twelve month EBITDA¹ multiple net of working capital, 6x purchase price Assets Acquired: • 15,600 barrel per day lubricants production capacity located in Mississauga, Ontario • Differentiated lubricants product portfolio • Base Oil (Group II/II+, III/III+), White Oils, Specialty Products and Finished lubricants • Largest North American producer of high-margin Group III base oils • Downstream integrated into finished/packaged lubes and specialties • Industry leading product innovation and R&D capability PETRO-CANADA LUBRICANTS | Transaction Overview 1) Trailing twelve month EBITDA $149MM (CAD$198MM)

10 High Value Products and Stable Cash Flows • Specialty Lubricants margins are significantly higher and more stable than fuels margins • Differentiated lubricants product portfolio • The largest North American premium margin Group III base oil producer • Strong brand portfolio Diversification and Scale • HFC diversification from pure play inland independent transportation fuel refiner • HFC is the fourth largest specialty lubricants producer in North America • ˜28,000 BPD of specialty lubricants capacity, ˜10% of North American production • Lubricant and Lubricant Additive companies trade at premium earnings and EBITDA multiples to Refiners PETRO-CANADA LUBRICANTS | Strategic Rational Strong Growth Platform • Growing market demand for Group III/III+ base oil driven by increasing industry standards • Favorable industry fundamentals driving demand for premium lubricant products • Global distribution capabilities • Industry leading product innovation and R&D capability • Synergies with Tulsa lubricants business • Feedstock optimization to increase production of Group III/III+ base oils and premium products - 10,000 20,000 30,000 40,000 50,000 60,000 B P D ( '000 ) North American 2015 Base Oil Production Represents ˜90% of North American Production Group III Group I/II/Naphthenic

A ve ra ge Categor y W TI G ro ss M argi n p er Barre l (U S $ /B B L) 11 Asia Pacific 1% Europe 21% Canada 37% United States 39% Rest of World 2% Base Oils, 40% Finished Lubricants 28% White Oils, 17% Specialty Products, 15% Finished Lubricants • High margin finished lubricants products blended from the purest base oil using the HT Purity Process • Brand: DURON, SUPREME, HYDREX, TURBOFLO, VULTREX, ENDURATEX, PURITY FG PARAFLEX HT • Application: motor oil (heavy duty), hydraulic fluids, turbine fluids, mining and specialty greases, gear oil, food grade lubricants White Oils • Worlds largest White Oils manufacturer • Extremely pure base mineral oil • Brand: PURETOL, PURITY, KRYSTOL • Application: health and beauty, pharmaceuticals Base Oils • Group II/II+ and III/III+ Base oil production • Largest North American Group III producer; ˜US$140/BBL average WTI Margin since 2011¹ • Brand: PURITY, PURITY VHVI • Application: transportation fluids, engine oils, transmission fluids, industrial lubricants, Process oils and paraffin waxes Specialty Products • Non-Lubricant specialty fluids • Brand: PUREDRILL, PUREWAX • Application: dust suppressant, drilling mud base, concrete form oils, heat transfer and transformer fluids PCLI Lubricant Volume Breakdown: 2016A Product $150 Geography $- PETRO-CANADA LUBRICANTS | Premium Margins and Global Product Markets, Exclusive and Perpetual License for Petro-Canada Lubricants Brand $100 $50 F in is h ed L u b ri c a n ts B a se Oi ls W h ite Oi ls S p e c ia lt y P ro d u c ts Product Category Average WTI Based Gross Margin: 2016A 1) Group III Benchmark Margin vs WTI; Source: ICIS

12 Hydrotreating Unit (HTU) Catalytic Dewaxing Unit (CDW) B le n d ing a n d P a ckag in g R&D and Product Development G lob a l D is tr ib u ti on Base Oil Production Blending and Packaging Global Distribution Base Oil White Oils Finished Lubricants Specialty Products V a cu u m G a s O il H y d ro cr a ck e r B o tt o m s PETRO-CANADA LUBRICANTS | Integrated Lubricants Producer PCLI is fully integrated across the lubricants value chain • High quality Base Oils are upgraded to high value Finished Lubricants • Quality of Base Oils allow for unique product formulations • Industry leading product innovation and R&D capability • Global sales organization with locations in Canada, the US, Europe and China • Direct sales to end customers and sales to distributors • Extensive Brand Portfolio - perpetual and exclusive license for use of the Petro-Canada trademark in Lubricants Base Oil

13 Tulsa: Market emphasis evolved from commodity engine oils to higher value specialty applications • Paraffinic - specialty process oils, industrial, marine oils, greases, bright stock • Aromatics – rubber, asphalt modifiers, carpet underlay • Waxes – candles, packaging, construction, waterproofing PCLI: Group III base oils represent a significant potential uplift over Group II base oils 1) Tulsa Lubricant, Gasoline and Diesel average sales price minus crude acquisition cost 2) Group II and Group III Benchmark Margin vs WTI; Source: ICIS Postings HOLLYFRONTIER SPECIALTY LUBRICANTS | Specialty Lubricants margins are significantly higher and more stable than fuels $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 U S$/ B B L Historic Realized Lubricant Margins vs Fuel Margins¹ Realized Tulsa Lubricant Margin vs Laid in Crude Price Realized Tulsa Gasoline Margin vs Laid in Crude Price Realized Tulsa Diesel Margin vs Laid in Crude Price Benchmark Group III Lubricant Margin vs WTI ² Benchmark Group II Lubricant Margin vs WTI ²

PETRO-CANADA LUBRICANTS | Synergy and Optimization Opportunity Expect US$20MM+ EBITDA in potential synergies by 2018¹ • Tulsa product integration and product upgrade opportunity • Sales and distribution synergy opportunity for Tulsa Products • Transportation cost savings Additional Optimization Opportunity • Feedstock replacement and optimization • Increased production of higher value products • Increase Group III/III+ Base Oil yield • Increased penetration in niche high growth markets 1) Based on Management Expectations 14

15 PETRO-CANADA LUBRICANTS | Historical Financials $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 2015 2016 PCLI Historical EBITDA (US$MM)1 Average Annual Sustaining Capex 1) Unaudited, non-GAAP financials, as provided by seller

16 PETRO-CANADA LUBRICANTS | Production Capacity versus Demand Fundamentals Positive Western Hemisphere Group III Base Oil Supply / Demand Balance • Shift to premium-grade engine motor oils driving Group III global base oil demand growth • Western Hemisphere Group III demand projected to be 4% CAGR from 2015-2025 • PCLI is the largest North American producer of Group III Base Oils • Asian and Middle Eastern imports fill supply deficit at transportation cost of ˜$5-10/bbl 1) Source: Kline 2015 Data. Capacity data adjusted for project delays/cancellations and does not include potential PCLI Group III production growth -40 -30 -20 -10 0 10 20 30 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 K B D Western Hemisphere Group III: Production Capacity vs Demand¹ ˜4% CAGR Demand Growth (2015-2025) Americas Demand Americas Production Capacity Shortage (Supply minus Demand)

17 Sales Volume by Product (BPD „000) Normalized Refining EBITDA Split (US $MM)¹ 228 228 171 172 13 28 26 32 HFC Standalone Pro Forma Other Lubricants Distillate Gasoline Lubricants as a % of Sales Volume 3% 6% Lubricants as a % of Refining EBITDA 10% 22% $900 $900 $100 ˜$250 HFC Standalone Pro Forma Lubricants Fuels HOLLYFRONTIER PRO FORMA SPECIALTY LUBRICANTS | Lubricants Diversification and Scale 1) Management estimate of mid-cycle EBITDA on a go-forward basis

Operate a system of petroleum product and crude pipelines, storage tanks, distribution terminals and loading rack facilities located near HFC‟s refining assets in high growth markets • Revenues are nearly 100% fee-based with limited commodity risk • Major refiner customers have entered into long-term contracts • Contracts require minimum payment obligations for volume and/or revenue commitments • Over 80% of revenues tied to long term contracts and minimum commitments • Earliest contract up for renewal in 2019 (approx. 17% of total commitments) • 51 consecutive quarterly distribution increases since IPO in 2004 • Target 1.0 – 1.2x distribution coverage *Distribution Per Unit - Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. HOLLY ENERGY PARTNERS | Business Profile 18 $0 $20 $40 $60 $80 $100 $120 $140 $160 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Q 4 2 0 0 4 Q 2 2 0 0 5 Q 4 2 0 0 5 Q 2 2 0 0 6 Q 4 2 0 0 6 Q 2 2 0 0 7 Q 4 2 0 0 7 Q 2 2 0 0 8 Q 4 2 0 0 8 Q 2 2 0 0 9 Q 4 2 0 0 9 Q 2 2 0 1 0 Q 4 2 0 1 0 Q 2 2 0 1 1 Q 4 2 0 1 1 Q 2 2 0 1 2 Q 4 2 0 1 2 Q 2 2 0 1 3 Q 4 2 0 1 3 Q 2 2 0 1 4 Q 4 2 0 1 4 Q 2 2 0 1 5 Q 4 2 0 1 5 Q 2 2 0 1 6 Q 4 2 0 1 6 Q 2 2 0 1 7 W T I Pri ce Di s trib u ti o n Consistent Distribution Growth Despite Crude Price Volatility DPU* WTI

1) Data as of 6/30/17 IDR: incentive distribution rights. HOLLY ENERGY PARTNERS, L.P. (HEP) PUBLIC GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C HOLLYFRONTIER CORPORATION (HFC) 100% Interest 2% GP Interest + IDRs 41.9mm HEP units, 64% LP Interest 22.4mm HEP units, 34% LP Interest 19 HOLLY ENERGY PARTNERS | Ownership Structure

$0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $35 $44 $49 $54 $68 $86 $99 $126 $144 $158 $173 $202 Total HEP Distributions (GP and LP) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $0.9 $2.0 $3.4 $4.5 $8.1 $12.9 $17.5 $23.6 $29.4 $36.5 $44.0 $58.0 Total GP Distribution 1) CAGR=Compound Annual Growth Rate. Graphs represent distributions to GP and LP units for the periods in which they apply 20 HOLLY ENERGY PARTNERS | Cash Distribution Growth Since Inception

Dropdown Context • HEP generally has right of first refusal on all logistics assets HFC builds or acquires • As HFC grows, HEP is positioned to benefit by partnering with HFC to build and/or acquire new assets • Target high tax basis assets with durable cash flow characteristics that also add to HFC EBITDA Acquisition Approach • Pursue logistic assets in HEP‟s current geographic region • Leverage HFC refining footprint and commercial commitments plus HEP logistic capabilities Organic • Southeastern New Mexico Gathering • Internal Initiatives • Contractual PPI/FERC Increases Dropdowns From HFC • El Dorado Naphtha Fractionation Unit • WX Expansion Assets Acquisitions • Frontier / SLC Crude Pipeline Interest1 • El Dorado Crude Tanks • Tulsa Crude Tanks • Osage Crude Pipeline Interest • Cheyenne Crude Pipeline Interest HOLLY ENERGY PARTNERS GROWTH DRIVERS | Target 8% Annual Distribution Growth Rate 21 1) On 8/7/17 HEP signed definitive agreements to acquire the remaining interests in the Frontier and SLC pipelines. The transactions are subject to customary closing conditions

Asset Description: • Announced pending acquisition of remaining 50% interest in Frontier pipeline, and remaining 75% interest in SLC pipeline in August 2017 • Frontier: 289-mile, 72,000 BPD capacity crude pipeline from Casper, WY to Frontier Station, UT • SLC: 95-mile, 90,000 BPD capacity crude pipeline from Frontier Station, UT into Salt Lake City • Canadian and Rocky Mountain Crudes to SLC refineries • Evaluating expansion opportunities to increase capacity Deal Highlights: • Interests to be acquired from Plains All American (PAA) • Upon closing of the acquisition, HEP will operate both pipelines • Acquired interests expected to generate $23 mm in annual EBITDA HOLLY ENERGY PARTNERS | Acquisition of Interests in Frontier and SLC Pipelines 22

2017 Estimated Capex: HFC Standalone: $375-$425mm PCLI: $30mm HEP: $40mm • Maintenance capex: $100 - $125 million in average annual maintenance • Environmental and Sustaining: $75 - $100 million average annual spending currently focused on Tier 3 gasoline and MSAT 2 standards • Growth capital: Expect to execute approximately $100 million in internal investments annually • Turnaround spending: $100 - $150 million annual average turnaround spending • PCLI: $25-$75 million annual average capex and turnaround spending • HEP: $40-$50 million annual average capex including reimbursable 23 HFC DISCIPLINED APPROACH TO CAPITAL ALLOCATION

HOLLYFRONTIER CAPITAL STRUCTURE AND CREDIT PROFILE | As of June 30, 2017 (US$ millions) 1) Includes Availability from $1.35B HFC Revolver & $1.2B HEP Revolver. On 7/27/17 the HEP Revolver was increased to $1.4B. Maintain Investment Grade Rating from S&P (BBB-), Moody’s (Baa3), and Fitch (BBB-) 24 HFC Consolidated Capital Structure 6/30/2017 Cash and Short Term Marketable Securities 460$ HollyFrontier Corporation HFC 5.875% Senior Notes due 2026 1,000$ HFC Long Term Debt 1,000$ Holly Energy Partners HEP 6.50% Senior Notes due 2020 -$ HEP 6.00% Senior Notes due 2024 400$ HEP Credit Agreement 843$ HEP Long Term Debt 1,243$ Consolidated Debt (includes unamortized discount) 2,243$ Stockholders Equity 4,614$ Noncontrolling Interest 628$ T tal Capitalization 7,485$ Consolidated Debt / Capitalization 30.0% Consolidated Net Debt / Capitalization 25.4% Consolidated Total Liquidity1 2,167$ HFC Standalone Capital Structure 6/30/2017 Cash and Short Term Marketable Securities 444$ 444$ HFC Long Term Debt HFC 5.875% Senior Notes due 2026 1,000$ Total Debt 1,000$ Stockholders Equity 4,598$ Total Capitalization 5,598$ HFC Standalone Debt / Capitalization 17.9% HFC Standalone Net Debt / Capitalization 10.8% HFC Standalone Liquidity 1,794$

Since the July 2011 merger HFC has returned approximately $4.3 billion, or approximately $24.17 per share to shareholders • Strong track record in returning excess cash to shareholders • Committed to maintaining competitive cash yield versus peers • Share repurchase program funded by Free Cash Flow generation and HEP drop down proceeds 1) Dividends are split adjusted reflecting HFC’s two-for-one stock split announced August 3, 2011. 2) Total Cash yield calculated using year end share count- includes regular dividends, special dividends and stock buybacks. Data from public filings and press releases. As of 7/31/17 NYSE closing prices. See page 28 for calculations 25 STRONG TRACK RECORD OF CASH RETURNS 0% 2% 4% 6% 8% 10% 12% 14% 16% 2011 2012 2013 2014 2015 2016 5.5% 9.2% 8.8% 11.0% 13.8% 6.3% Total Cash Yield2 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% PBF HFC VLO PSX MPC ANDV DK 5.3% 4.6% 3.8% 3.1% 2.6% 2.2% 2.3% Regular Cash Yield1

• Petro Canada Lubricants Inc. Contribution o Expected to generate US$100-200MM of annual EBITDA o Expect US$20MM+ EBITDA in potential synergies by 2018 o Expect to achieve additional optimization opportunities from product yield upgrade o Group III base oils enjoy $80 per barrel margin uplift net of transportation vs Group II • Continued Execution on Our Business Improvement Plan o $565MM opportunity in 2016 margin environment o Achieved $286MM in 2016 o Expect to execute remaining $280MM in 2017 and 2018 o Upside to target in higher margin and crude price environment • Exposure to Permian Basin o Run 150,000 BPD of Permian crude o Every $1 change to Permian basis differential adds $55MM in annual EBITDA • Indicator Margin Improvement o Average 2016 HFC Index $15.15 vs $21.51 in 2015 and $24.83 5-year average o Every $1 change to index adds ~$160MM annual EBITDA HOLLYFRONTIER OUTLOOK | Potential Upside versus 2016¹ 26 1) Based on Management Expectations

HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6510 www.hollyfrontier.com Craig Biery | Director, Investor Relations investors@hollyfrontier.com 214-954-6510 Jared Harding | Investor Relations investors@hollyfrontier.com 214-954-6510

A P P E N D I X HFC ($MM) 2012 2013 2014 2015 2016 Buyback $ 209.6 $ 225.0 $ 158.8 $ 742.8 $ 133.4 Dividend $ 658.0 $ 645.9 $ 647.2 $ 246.9 $ 234.0 Total $ 868 $ 871 $ 806 $ 990 $ 367 Market Cap 9,478 9,878 7,350 7,188 5,808 Total Cash Yield 9.2% 8.8% 11.0% 13.8% 6.3% 28 Cash Yield Current dividend July 31, 2017 NYSE Close PBF 5.3% $1.20 $22.77 HFC 4.6% $1.32 $28.84 VLO 3.8% $2.60 $68.97 PSX 3.1% $2.59 $83.75 MPC 2.6% $1.44 $55.99 ANDV 2.2% $2.15 $99.53 DK 2.3% $0.60 $26.11

Non GAAP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Refining gross margin or refinery gross margin: the difference between average net sales price and average product costs per produced barrel of refined products sold. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation‟s 2016 10-K filed February 22, 2017. Net Operating Margin: the difference between refinery gross margin and refinery operating expense per barrel of produced refined products. Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation‟s 2016 10-K filed February 22, 2017. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense and loss of early extinguishment of debt, net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation‟s 2016 10-K filed February 22, 2017. Expected PCLI EBITDA: is based on HollyFrontier Corporation‟s projections for the newly acquired Petro-Canada Lubricants Inc. Projects are based on historical EBITDA performance as reported by Suncor Energy combined with the expectation of future potential synergy and optimization opportunity. Expected Frontier / SLC EBITDA: Forecasted EBITDA is based on Holly Energy's projections for the acquired interests in SLC and Frontier. Forecasted EBITDA is included to help facilitate comparisons of operating performance of Holly Energy with other companies in its industry, as well as help facilitate an assessment of the projected ability of the acquired interests in SLC and Frontier to generate sufficient cash flow to make distributions to Holly Energy's partners. Forecasted EBITDA is not presented as an alternative to the nearest GAAP financial measure, net income, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. Holly Energy is unable to present a reconciliation of forecasted EBITDA to net income because certain elements of net income for future periods, including interest, depreciation and taxes, are not available without unreasonable efforts. Together, these items generally would result in EBITDA being significantly greater than net income. Enterprise Value: calculated as market capitalization plus minority interest, plus preferred shares, plus net-debt, less MLP debt Free Cash Flow: Calculated by taking operating income and subtracting capital expenditures CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. Return on Capital Employed / Return on Invested Capital: A measurement which for our purposes is calculated using Net Income divided by the sum of Total Equity and Long Term Debt. We consider ROCE to be a meaningful indicator of our financial performance, and we evaluate this metric because it measures how effectively we use the money invested in our operations. IDR: Incentive Distribution Rights BPD: the number of barrels per calendar day of crude oil or petroleum products. Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in HEP‟s consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of HEP‟s operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of HEP‟s assets and the cash HEP is generating. HEP‟s historical net income is reconciled to distributable cash flow in "Item 6. Selected Financial Data" of HEP's 2016-10-K. DEFINITIONS 29

Please see p. 31 for disclaimer and www.HollyFrontier.com/investor-relations for most current version. HOLLYFRONTIER INDEX 30

HFC's actual pricing and margins may differ from benchmark indicators due to many factors. For example:  Crude Slate differences – HFC runs a wide variety of crude oils across its refining system and crude slate may vary quarter to quarter.  Product Yield differences – HFC‟s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics, crude slate, and operational downtime.  Other differences including but not limited to secondary costs such as product and feedstock transportation costs, purchases of environmental credits, quality differences, location of purchase or sale, and hedging gains/losses. Moreover, the presented indicators are generally based on spot sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. MidCon Indicator: (100% Group 3: Sub octane and ULSD) – WTI Rockies Indicator as of July 1, 2016: 50% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 50% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Rockies Indicator 2011- July-2016: 60% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 40% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Southwest Indicator 2013-Current: (50% El Paso Subgrade, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Southwest Indicator 2011-2012: (50% El Paso Regular, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Lubricants Index Appendix HFC's actual pricing and margins differ from benchmark indicators due to many factors. For example: - Retail/Distribution- HFC and PCLI use commodity base oils to produce finished lubricants, specialty products and white oils that are sold into the retail market worldwide and have a wide variety of price ranges. - Feedstock differences – HFC runs a variety of vacuum gas oil streams and hydrocracker bottms across its refining system and feedstock slate may vary quarter to quarter. - Product Yield differences – HFC‟s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics and feedstocks. - Other differences including, but not limited to secondary costs such as product and feedstock transportation costs, quality differences and location of purchase or sale. Moreover, the presented indicators are generally based on spot commodity base oil sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. Group I Base Oil Indicator (50% Group I SN150, 50% Group I SN500)-VGO Group II Base Oil Indicator (33.3% Group II N100, 33.3% Group II N220, 33.3% Group II N600)-VGO Group III Base Oil Indicator (33.3% Group III 4cst, 33.3% Group III 6cst, 33.3% Group III 8cst)-VGO VGO (US Gulf Coast Low Sulfur Vacuum Gas Oil) HFC INDEX DISCLOSURE 31